Q1 2022 Results April 29, 2022

Q1 2022 Results Not for Product Promotional Use Forward Looking Statement and Non-GAAP Financial Information 2 This presentation contains statements about the Company’s future plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated as a result of various important factors, including those discussed in the Company’s most recent annual report on Form 10-K and reports on Form 10-Q and Form 8-K. These documents are available on the SEC’s website, on the Bristol Myers Squibb website or from Bristol Myers Squibb Investor Relations. In addition, any forward-looking statements represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. This presentation includes certain non-generally accepted accounting principles (GAAP) financial measures that we use to describe our company’s performance. The non-GAAP information presented provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at bms.com/investors. Also note that a reconciliation of certain forward-looking non-GAAP financial measures, however, is not provided due to no reasonably accessible or reliable comparable GAAP measures for such statements and the inherent difficulty in forecasting and quantifying such measures that are necessary for such reconciliation. Namely, we are not able to reliably predict the impact of certain specified items or currency exchange rates beyond the next twelve months. As a result, the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is not available without unreasonable effort. In addition, the company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results.

Not for Product Promotional Use Q1 2022 Results Giovanni Caforio Board Chair and Chief Executive Officer 3

Q1 2022 Performance

Operational Performance	**Strong commercial execution** • Q1 sales: ~$11.6B,+5% YoY, +7% ex-FX • Double-digit Non-GAAP EPS growth in Q1 • Strong growth for in-line products & continued momentum from New Product Portfolio
Pipeline Execution	**Key milestones** • **2** first-in-class new product approvals: **Camzyos** in oHCM & **Opdualag** in 1L melanoma • **7** additional approved indications[1] & **3** clinical filings[2] across therapeutic areas globally • Positive Ph2 for deucravacitinib in SLE; registrational program expected to initiate by end of 2022 • Initiated Opdualag 2L+ CRC study

Financial Strength	• Adjusting 2022 Full Year Guidance
	• Balance sheet strength & strong cash flow generation
	  • ~$3.8B cash from operating activities
	  • ~$15B total cash and marketable debt securities

[1]Approvals: U.S. - Opdivo in neo-adjuvant NSCLC (CM-816); EU - Breyanzi 3L+ LBCL, Opdivo+Yervoy in 1L ESCC (CM-648); Opdivo in adjuvant MIUC (CM-274) & 1L ESCC (CM-648); Japan - Opdivo in adjuvant MIUC (CM-274) & Abecma 3L+ MM
[2]Clinical filings - Breyanzi 2L LBCL in U.S. & Japan; Opdivo in neo-adjuvant NSCLC (CM-816) in EU

Bristol Myers Squibb | Q1 2022 Results
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Portfolio Depth Provides Significant Near-term Catalysts

2022 Key Milestones

Opdivo (+/- Yervoy)	U.S./EU expected approvals: ☐ 1L ESCC (CM-648) ✔ Neo-adj lung EFS (CM-816) (U.S.)	**deucravacitinib**	☐ PsO U.S. approval ✔ SLE Ph2
Opdualag	✔ 1L melanoma U.S. approval ✔ Initiation 2L+ CRC Ph3	**cendakimab**	☐ AD Ph2
bempeg	✘ 1L melanoma ✘ 1L renal ✘ 1L bladder	**Camzyos**	✔ oHCM U.S. approval ✔ oHCM Ph3 (VALOR) ☐ Initiation nHCM Ph3
Breyanzi	☐ 2L LBCL U.S. approval ✔ 3L+ LBCL EU approval		
Abecma	☐ 2L+ MM Ph2 (KarMMa-2)	**milvexian**	☐ SSP Ph2
iberdomide	☐ Initiation 2L+ MM Ph3 (EXCALIBER)		
CC-92480	☐ 4L+ MM Ph1/2		

2023/2024 Key Milestones

Opdivo (+/- Yervoy)	Metastatic: ☐ 1L CRPC (CM-7DX) ☐ 1L HCC (CM-9DW) Early Stage: ☐ Adj. HCC (CM-9DX) ☐ Adj. RCC (CM-914) ☐ Peri-adj lung (CM-77T) ☐ Peri-adj MIBC (CM-078) ☐ Adj. NSCLC (ANVIL, co-op group)	**iberdomide**	☐ Initiation of Post transplant maintenance Ph3 H2H vs Rev ☐ Initiation of NDMM Ph3 H2H vs. Rev
		CC-92480	☐ Initiation triplet 2L+ MM Ph3
		Reblozyl	☐ 1L MDS Ph3 (COMMANDS) ☐ 1L MF Ph3 (INDEPENDENCE)
Opdualag	☐ 1L melanoma EU approval ☐ Initiation 1L lung Ph3 ☐ 2L HCC Ph2	**deucravacitinib**	☐ PsO EU approval ☐ PsA Ph3 ☐ CD & DLE Ph2 ☐ UC Ph2 (IM011-127)
bempeg	✘ Neo-adj. cis-ineligible MIBC		
Breyanzi	☐ 3L+ FL ☐ 3L+ CLL	**cendakimab**	☐ EoE Ph3
Abecma	☐ 3L+ MM Ph3 (KarMMa-3)	**Zeposia**	☐ CD Ph3
alnuctamab BCMA TCE	☐ Initiation of pivotal trial	**Camzyos**	☐ HFpEF Ph2 (EMBARK)

Bristol Myers Squibb | Q1 2022 Results

Milestones represent data read-outs unless otherwise specified
To be expanded to include regulatory milestones pending future registrational successes

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Two additional $4B+[1] Medicines Now Approved

Opdualag™ (nivolumab and relatlimab-rmbw) Injection for intravenous use | 480 mg/160 mg

U.S. Approval March 18th

- First-in-class LAG-3 inhibitor, FDC with nivolumab approved in U.S. in 1L melanoma
- 3rd I-O agent approved
- Clinically meaningful PFS & OS
- Potential expansion in lung, liver, & colorectal cancers

CAMZYOS™ (mavacamten) 2.5, 5, 10, 15mg capsules

U.S. Approval April 28th

- First-in-class myosin inhibitor approved in U.S. in oHCM
- First novel option to treat underlying condition in oHCM
- Exciting VALOR Ph3 data at ACC 2022
- Future opportunities to expand indications (e.g. nHCM)

Deucravacitinib

U.S. PDUFA September 10th

- Potential first-in-class selective allosteric TYK-2 inhibitor
- Superior efficacy to current oral SOC in mod-severe psoriasis; favorable safety & tolerability profile
- Oral of choice profile in psoriasis
- Phase 3 in PsA ongoing; achieved PoC in SLE with registrational trial start expected end of 2022

Three First-in-Class Opportunities

[1]NRA sales in 2029
NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval

Bristol Myers Squibb™ | Q1 2022 Results

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Driving Growth Through the Decade


Growth 2020 - 2025
Low to mid-single digit revenue CAGR*
($12B - $14B)
Key LOE Products
+$8B - $10B
In-Line Products
Primarily I-O & Eliquis
+$10B - $13B
New Product Portfolio
Continuing Business
Maintain low to mid 40s operating margin**
2020 Revenues
2025 Revenues
Growth 2025 - 2029
Growth
LOE Products
Primarily Eliquis & Opdivo
Additional growth from New Product Portfolio
Advancing Robust Pipeline
2025 Revenues
2029 Revenues

Additional Optionality from Disciplined Business Development

Key LOE Products = Revlimid, Abraxane, Sprycel, and Pomalyst
Financial projections may contain non promoted sales, BMS promotes only according to label
*At constant exchange rates on a risk-adjusted basis; **Non-GAAP: There is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information

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Not for Product Promotional Use David Elkins Chief Financial Officer 8 Q1 2022 Results

Q1 2022 Results Not for Product Promotional Use Strong Total Company Performance 9 Total Company +$0.6B, +5% YoY, +7% Ex-FX $7.8 $8.6 $3.3 $3.0 Q1 21 Q1 22 Recent LOEs In-Line & New Products $B Net Sales YoY % Ex-FX Total Company $11.6 5% 7% In-Line Products $8.3 8% 11% New Product Portfolio $0.4 * * In-Line Products & New Product Portfolio $8.6 11% 13% Recent LOEs $3.0 (8%) (6%) * In excess of +100%

Q1 2022 Results Not for Product Promotional Use New Product Portfolio Sales Performance 10 Contributed $350M in Q1’22; more than doubled vs PY Anticipated approval of deucravacitinib PDUFA: September 10, 2022 $112 $156 $67 $18 $36 $44 $15 $23 $16 $18 $161 $350 Q1 2021 Q1 2022 Q1 2022 vs Q1 2021 Global Net Sales $M Reblozyl Abecma Zeposia Breyanzi Onureg Inrebic Opdualag Strong outlook for future growth Recent Approvals

Q1 2022 Results Not for Product Promotional Use 11 Q1 2022 Solid Tumor product summary Opdivo • U.S. growth driven by demand in 1L lung, 1L renal, 1L gastric, adj. esophageal & adj. bladder cancer • Ex-U.S. growth from new launches in multiple geographies • Continued growth expected from current & new indications Opdualag (launched in U.S. March 18, 2022) • 3rd approved I-O agent • $3M inventory build in Q1 2022 • Potential to be new SOC in 1L melanoma Key Commentary $M YoY % Ex-Fx $1,923 +12% +15% $515 +13% +16% $214 (32%) (31%) $6 --- --- Q1 Global Net Sales

Q1 2022 Cardiovascular product summary

Q1 Global Net Sales

	$M	YoY %	Ex-Fx
Eliquis apixaban	$3,211	+11%	+14%

Key Commentary

- Continues to be the best-in-class medicine in an expanding category
- Strong underlying demand in U.S., ~10% TRx growth
- Continues to be #1 NOAC in key international markets

CAMZYOS™ (mavacamten) 2.5, 5, 10, 15mg capsules

U.S. approval April 28, 2022

Key Commentary

- First-in-class myosin inhibitor indicated for NYHA class II & III symptomatic oHCM
- Significant clinical, functional and QoL benefits
- Dosing & monitoring aligns to HCM clinical practice & patient management
- Leverages strong CV leadership, relationships & capabilities
- Initial focus on top HCM centers

Bristol Myers Squibb™ | Q1 2022 Results

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Q1 2022 Hematology product summary

Q1 Global Net Sales

	$M	YoY %	Ex-Fx
Revlimid (lenalidomide)	$2,797	(5%)	(4%)
Pomalyst (pomalidomide)	$826	+7%	+9%
SPRYCEL dasatinib	$483	+3%	+6%
Reblozyl (luspatercept-aamt)	$156	+39%	+41%
Empliciti (elotuzumab)	$75	(12%)	(9%)
Abecma (idecabtagene vicleucel)	$67	---	---
Breyanzi (lisocabtagene maraleucel)	$44	---	---
ONUREG (azacitidine)	$23	+53%	+55%
INREBIC (fedratinib) capsules	$18	+13%	+14%

Key Commentary

Revlimid - Impacted by generic entry

- Expect Q2'22 Revenues of ~$2B & FY'22 of $9 - $9.5B

Pomalyst - Increased demand as patients move into earlier lines and extend treatment duration

Reblozyl

- Strong demand in the U.S.; encouraging trends reducing time from ESA failures & increasing dose; remain focused on patient identification & dosing education to extend duration & benefit to patients
- Expansion in international markets based on reimbursement timing

Abecma - Continued strong demand; on track for expanded capacity in mid-2022

Breyanzi - Growing demand from best-in-class profile; planning for U.S. PDUFA in 2L LBCL - June 24, 2022

Bristol Myers Squibb | Q1 2022 Results

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Q1 2022 Results Not for Product Promotional Use 14 Q1 2022 Immunology product summary Orencia • Continued growth in U.S. due to higher demand & expanded market share Zeposia • Sales increased due to higher demand including expansion into UC • Encouraging leading indicators in UC: Increased trialists & higher new patient starts • Expect UC to further contribute in 2H 2022 with expansion in 2023 Key Commentary $M YoY % Ex-Fx $792 +4% +6% $36 +100% * Q1 Global Net Sales Deucravacitinib Anticipated U.S. approval September 10, 2022 * In excess of +100%

Q1 2022 Results Not for Product Promotional Use US GAAP Non-GAAP $ in billions, except EPS Q1 2022 Q1 2021 Q1 2022 Q1 2021 Total Revenues, net 11.6 11.1 11.6 11.1 Gross Margin % 78.8% 74.3% 79.2% 78.1% Operating Expenses1 (4.1) (3.9) (4.0) (3.9) Effective Tax Rate 23.9% 19.8% 15.9% 16.8% Diluted EPS 0.59 0.89 1.96 1.74 Diluted Shares Outstanding (# in millions) 2,164 2,265 2,164 2,265 Q1 2022 Financial Performance 15 US P No - AAP $ in millions, except EPS Acquired IPR&D and Licensing Income, Net (280) (10) (280) (10) Diluted EPS Impact (0.10) - (0.10) - 1 Operating Expenses = MS&A and R&D; does not include Acquired IPR&D and Amortization of acquired intangibles

Balanced Approach to Capital Allocation

Cash flow from Operations $B



$3.8
$3.1
$5.3
$4.1
$3.8
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022

$B	Q1 2022
Total Cash*	~$15B
Total Debt	~$45B

$45B - $50B in free cash flow** 2022 - 2024

Business Development

- Prioritize small & mid-sized bolt-on opportunities
- Replenish & diversify portfolio

Debt Reduction

- Continued debt reduction; ~$12B in maturities from 2022-2024
- Maintain strong investment-grade credit rating

Returning Cash to Shareholders

- Continued dividend growth***
  - 13th consecutive dividend increase announced Dec '21
- Opportunistic share repurchase
  - $5B ASR agreement executed in Q1'22; 85% settled upon execution; remainder to be settled in Q2/Q3

*Cash includes cash, cash equivalents and marketable debt securities
**Non-GAAP: There is no reliable or reasonable estimable comparable GAAP metric for this non-GAAP forward-looking information
***Subject to Board approval

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2022 Guidance

	US GAAP		Non-GAAP		
	February (prior)	April (Revised)	February (prior)	April (Revised)	Commentary
Total net Sales	~$47B or low single-digit increase	In-line with 2021	~$47B or low single-digit increase	In-line with 2021	FX impact & lower ex-US Revlimid sales
Recent LOE Products[1]	~$10.5B or double-digit decline	~$10B or double-digit decline	~$10.5B or double-digit decline	~$10B or double-digit decline	Lower ex-US Revlimid sales
Revlimid	$9.5 - $10B	$9 - $9.5B	$9.5 - $10B	$9 - $9.5B	
In-line Products & New Product Portfolio	~$36.5B or low double-digit increase	No Change	~$36.5B or low double-digit increase	No Change	
Gross Margin %	~78%	No Change	~78%	No Change	
Operating Expenses[2]	Approx. 10% decline	Mid single-digit decline	In-line with 2021	Low single-digit decline	FX & cost discipline
Tax Rate	~24%	~22%	~16.5%	No Change	
Diluted EPS	**$3.37 - $3.67**	**$2.92 - $3.22**	**$7.65 - $7.95**	**$7.44 - $7.74**	Includes net impact of ($0.21) from Acquired IPRD & licensing income[3]

[1]Key LOE Products = Revlimid & Abraxane
[2]Operating Expenses = MS&A and R&D; does not include Acquired IPR&D and amortization of acquired intangibles
[3]Comprises the net impact of ($0.10) from Acquired IPRD & licensing income incurred in Q1 2022 and an additional ($0.11) due to the buyout of future royalty obligation related to mavacamten that occurred in April 2022. Does not include estimate of Acquired IPRD & licensing income for remainder of 2022

Bristol Myers Squibb | Q1 2022 Results

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Q1 2022 Results Not for Product Promotional Use Q&A Giovanni Caforio, M.D. Board Chair, Chief Executive Officer David Elkins Executive VP, Chief Financial Officer 18 Chris Boerner, Ph.D. Executive VP, Chief Commercialization Officer Samit Hirawat, M.D. Executive VP, Chief Medical Officer, Global Drug Development

Q1 2022 Results Not for Product Promotional Use Q1 2022 Opdivo Sales Mix 19 23% 24% 26% 11% 17% U.S. Sales Mix Note: percentages are approximate 30% 21% 23% 4% 23% Ex-U.S. Sales Mix

Q1 2022 Results Not for Product Promotional Use Q1 2022 Eliquis NBRx/TRx Share 20Rx Source: Symphony Health 54% 57% 20% 17% 26% 26% Q1 2021 Q1 2022 TRx Share - US Other NOACsWarfarinEliquis 63% 61% 12% 10% 25% 29% Q1 2021 Q1 2022 NBRx Share – US

2022 Key News Flow

Asset	Timing
Opdivo Approval in 1L ESCC (CM-648)	U.S. PDUFA - May 28, 2022 Approved in EU
Opdivo Approval in Neo-Adj. Lung EFS (CM-816)	Approved in U.S. MAA under review
Opdualag Approval in 1L Melanoma (RELATIVITY-047)	Approved in U.S. MAA under review
Bempegaldesleukin 1L Melanoma/Adjuvant Melanoma 1L Renal Cell Carcinoma (RCC) 1L Muscle Invasive Urothelial Carcinoma	Program discontinued
Breyanzi Approval in 3L+ LBCL	Approved in U.S. & EU
Breyanzi Approval in 2L LBCL	U.S. PDUFA - June 24, 2022

Asset	Timing
deucravacitinib Approval in mod to severe PsO POETYK PSO-1 & PSO-2	U.S. PDUFA - September 10, 2022 MAA under review
deucravacitinib Ph2 in Systemic Lupus Erythematosus (PAISLEY)	Positive POC Registration program to initiate end of 2022
Camzyos Approval in symptomatic obstructive HCM (EXPLORER-HCM)	Approved in U.S. MAA under review
Camzyos Ph3 in obstructive HCM NYHA Class III & IV (VALOR)	Positive Topline February 2022
milvexian (FXIa inhib.) Ph 2 in SSP (+TKR in VTEp to inform Ph3)	Expect data in-house mid 2022

Bristol Myers Squibb | Q1 2022 Results
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Active Clinical Development Portfolio

	Phase 1	Phase 2	Phase 3	Marketed
Oncology	AHR Antagonist (Ikena)[2]; Anti-ILT4; IL-12 Fc; TIGIT Bispecific; Anti-CCR8; Anti-NKG2A; LSD1 Inhibitor; TGFβ Inhibitor; Anti-CTLA-4 NF-Probody; AR LDD; MAGE A4/8 TCE; Anti-IL-8; CD3xPSCA (Avencell)[2]; STING Agonist	Anti-CTLA-4 NF; BET Inhibitor[1] (CC-90010); Anti-CTLA-4 Probody; farletuzumab ecteribulin; Anti-Fucosyl GM1; Anti-TIGIT	Subcutaneous nivolumab	Opdivo (nivolumab); Yervoy (ipilimumab); Opdualag (nivolumab and relatlimab-rmbw)
Hematology	alnuctamab BCMA TCE; BCMA NKE; CK1α CELMoD; Anti-SIRPα[1]; CD19 NEX T; GPRC5D CAR T; BCMA ADC; CD33 NKE; GSPT1 CELMoD (CC-90009); BCMA NEX T; CD47xCD20; ROR1 CAR T	A/I CELMoD (CC-99282); A/I CELMoD (CC-92480); BET Inhibitor (BMS-986158); iberdomide		Revlimid; Breyanzi; Inrebic; Empliciti (elotuzumab); Abecma (idecabtagene vicleucel); Reblozyl (luspatercept-aamt); Onureg (azacitidine)
Cardiovascular	FXIa Inhibitor; Cardiac Myosin Inhibitor; ROMK Inhibitor	danicamtiv; FA-Relaxin; milvexian (FXIa Inhibitor)		Eliquis apixaban; Camzyos (mavacamten)
Immunology	Anti-CD40; TYK2 Inhibitor; IL2-CD25	afimetoran (TLR 7/8 Inhibitor); MK2 Inhibitor; S1PR1 Modulator; branebrutinib	cendakimab; deucravacitinib	Orencia (abatacept); Zeposia (ozanimod)
Fibrosis	NME	HSP47; LPA1 Antagonist		
Neuroscience	Anti-Tau (Prothena)[2]; BTK Inhibitor; eIF2b Activator; FAAH/MGLL Dual Inhibitor			

Data as of Apr 22nd, 2022

1 - In development for solid tumors and hematology
2 - BMS has an exclusive option to license and/or option to acquire

Bristol Myers Squibb
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Our Commitment as a sustainable organization

Environment

Key Priorities

Embracing environmental stewardship

Concrete Commitments

- 2024
  - Science-based emissions reduction targets established
- 2030
  - 100% renewable electricity
- 2040
  - Net neutral GHG
  - 100% EV fleet
  - 100% equitable water use
  - Zero waste to landfill

Social

Key Priorities

Promoting product quality & safety

Cultivating diversity, equity & inclusion

Ensuring health equity, patient access & innovation

Concrete Commitments

- 2021
  - ≥ **25%** new clinical trial sites in diverse metro areas
- 2022
  - Gender **parity** at executive level
  - **2X** representation for Black/African American & Hispanic/Latino executives
- 2025
  - **$1B** spend with diverse suppliers

Governance

Key Priorities

Maintaining highest ethics, integrity & compliance

Upholding Board oversight & accountability

Concrete Commitments

- Experienced & diverse Board
  - Board oversight of strategy & key enterprise risks
  - 60% female & ethnically diverse directors
- Shareholder rights
  - Regular shareholder engagement
  - Proxy access
  - Special meeting right (15%)

Bristol Myers Squibb™ | Q1 2022 Results

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